SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K

                          Current Report Pursuant
                       to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported)     September 10, 1997


                          CASE RECEIVABLES II INC.
             (Exact Name of Registrant as Specified in Charter)


         Delaware                     33-99298                  76-0439709
(State or Other Jurisdiction         (Commission              (IRS Employer
     of Incorporation)                File Number)          Identification No.)


233 Lake Avenue, Racine, Wisconsin                                53403
(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code     (414) 636-6011

                     233 Lake Avenue, Racine, Wisconsin 53403
           (Former Name or Former Address, if Changed Since Last Report)











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         Item 5.  Other Events

         On September 9, 1997, the registrant made available to prospective investors a term sheet (the "Term Sheet") setting forth a description of the initial collateral pool and the proposed structure for the issuance of $754,810,000 aggregate principal amount of asset-backed notes by Case Equipment Loan Trust 1997-B. The Term Sheet is attached hereto as Exhibit 99.

         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

         Exhibit 99 Term Sheet dated September 9, 1997 of Case Equipment Loan Trust 1997-B

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                                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    CASE RECEIVABLES II INC.
                                                      (Registrant)


Dated: September 10, 1997                           By:   /s/ Robert A. Wegner
                                                         ----------------------
                                                            Robert A. Wegner

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                                                   Exhibit Index


Exhibit 99    Term Sheet dated September 9, 1997 of Case Equipment Loan Trust
              1997-B

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